PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (Amendment No.____)

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or 14a-12

                                ORTHOLOGIC CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities        2)  Aggregate number of securities
     to which transaction applies:                to which transaction applies:

     ---------------------------------            ------------------------------

3)   Per unit price or other underlying       4)  Proposed maximum aggregate
     value of transaction computed pursuant       value of transaction
     to Exchange Act Rule 0-11:*

     ----------------------------------           ------------------------------

5)   Total fee paid:
                    ---------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:                  2)  Form, Schedule or Registration
                                                  Statement No.:

     ---------------------------------            ------------------------------

3)   Filing Party:                            4)  Date Filed:

     ---------------------------------            ------------------------------

                             [ORTHOLOGIC CORP. LOGO]

                             2850 South 36th Street
                             Phoenix, Arizona 85034

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 16, 1997
                             -----------------------


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of OrthoLogic Corp., a Delaware corporation (the "Company"), will be held on Friday, May 16, 1997 at 8:30 a.m. local time, at The Buttes, 2000 Westcourt Way, Tempe, Arizona 85282 for the following purposes:

         (1) To elect two directors as Class III directors to serve until the Annual Meeting of Stockholders to be held in the year 2000 or until their respective successors are elected;

         (2) To consider and act upon a proposal to amend the Company's 1987 Stock Option Plan to increase the number of shares of Common Stock available for grant thereunder by 160,000 shares;

         (3) To consider and act upon a proposal to ratify and approve the Company's 1997 Stock Option Plan;

         (4) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

         (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Stockholders of record at the close of business on March 25, 1997 are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

         A copy of the Company's 1996 Annual Report to Stockholders, which includes certified financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.

                                        By order of the Board of Directors,

                                        /s/ Allan M. Weinstein
                                        Allan M. Weinstein
                                        Chairman
Phoenix, Arizona
April 21, 1997

--------------------------------------------------------------------------------
IMPORTANT: IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                OrthoLogic Corp.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 16, 1997

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SOLICITATION, EXECUTION AND REVOCATION OF PROXIES..........................................................  1

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF............................................................  2
         Security Ownership of Certain Beneficial Owners and Management....................................  2

PROPOSAL 1:       ELECTION OF DIRECTORS....................................................................  4
         Board Meetings and Committees.....................................................................  6
         Compensation of Directors.........................................................................  6
         Certain Legal Proceedings.........................................................................  7
         Executive Compensation............................................................................  8
         Report of the Compensation Committee of the Board of Directors....................................  8
                  Compensation Committee Interlocks and Insider Participation.............................. 10
                  Certain Transactions..................................................................... 10
                  Summary Compensation Table............................................................... 11
                  Option/SAR Grants in Last Fiscal Year.................................................... 12
                  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values......... 13
                  Employment Contracts, Termination of Employment, and Change-in-Control Arrangements...... 13
         Performance Graph................................................................................. 14
         Section 16(a) Beneficial Ownership Reporting Compliance........................................... 14

INFORMATION RELATING TO BOTH PROPOSAL 2 AND PROPOSAL 3..................................................... 15
         Common Features of Plans.......................................................................... 15
         Certain Federal Income Tax Consequences........................................................... 16
         Valuation......................................................................................... 16

PROPOSAL 2:       APPROVAL OF AN AMENDMENT TO 1987 STOCK OPTION PLAN INCREASING SHARES
                  AVAILABLE FOR GRANT BY 160,000 SHARES.................................................... 17
         Summary of 1987 Plan.............................................................................. 17
         Option Grants..................................................................................... 18
         Recommendation.................................................................................... 18

PROPOSAL 3:       RATIFICATION OF THE COMPANY'S 1997 STOCK OPTION PLAN..................................... 19
         Summary of 1997 Plan.............................................................................. 19
         Option Grants..................................................................................... 20
         Recommendation.................................................................................... 20

PROPOSAL 4:       APPOINTMENT OF INDEPENDENT AUDITORS...................................................... 20

OTHER MATTERS.............................................................................................. 20

STOCKHOLDER PROPOSALS...................................................................................... 20

                             [ORTHOLOGIC CORP. LOGO]

                             2850 South 36th Street
                             Phoenix, Arizona 85034

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 16, 1997

                             -----------------------

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of OrthoLogic Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 16, 1997 or any adjournment thereof (the "Annual Meeting"). All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

         This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about April 23, 1997.

         A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

         In addition to the use of the mails, proxies may be solicited by personal conversations or by telephone, telex, facsimile or telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. The Company has also retained Corporate Investor Communications, Inc. ("CIC"), 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to aid in solicitation of proxies. For these services, the Company will pay CIC a fee of $5,000 and reimburse it for certain out-of-pocket disbursements and expenses. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

         The mailing address of the principal corporate office of the Company is 2850 South 36th Street, Phoenix, Arizona 85034.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only stockholders of record at the close of business on March 25, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 25,045,346 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots, and shall count all proxies and ballots. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required with respect to the approval of the other proposals set forth herein.

         Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal. Only affirmative votes are relevant in the election of directors.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock at March 7, 1997 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers listed in the Summary Compensation Table set forth herein and (iv) all directors and executive officers of the Company as a group.

                                                                Shares
      Identity of Stockholder or Group                  Beneficially Owned (1)
-----------------------------------------------      ---------------------------

                                                     Number              Percent
                                                     ------              -------

Allan M. Weinstein (2)                               452,379               1.8%

Fredric J. Feldman (3)                                63,000                *

John M. Holliman III (4)                              48,000                *

Elwood D. Howse (5)                                   69,644                *

George A. Oram (6)                                    65,521                *

Augustus A. White III (7)                             83,000                *

Frank P. Magee (8)                                   176,875                *

David E. Derminio (9)                                218,333                *

Allen R. Dunaway (10)                                 81,664                *

James B. Koeneman (11)                                64,500                *

Franklin Resources, Inc.                           1,905,000               7.6%
777 Mariner's Island Blvd.
San Mateo, California 94404 (12)

All executive officers and directors as a group    1,363,017               5.3%
 (12 persons) (13)

-----------------------------


* Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Includes 110,833 shares Dr. Weinstein has a right to acquire upon exercise of stock options, 282,746 shares held by Dr. Weinstein's Family Trust and 4,800 shares held by Dr. Weinstein's child.

 (3) Includes 36,000 shares Dr. Feldman has a right to acquire upon exercise of stock options. Voting and investment power shared with spouse.

 (4) Consists of 48,000 shares Mr. Holliman has a right to acquire upon exercise of stock options.

 (5) Includes 48,000 shares Mr. Howse has a right to acquire upon exercise of stock options.

 (6) Consists of 65,521 shares Mr. Oram has a right to acquire upon exercise of stock options.

 (7) Includes 6,000 shares Dr. White has a right to acquire upon exercise of stock options, 1,739 shares held by Dr. White as custodian for his minor child and 3,478 shares held by Dr. White's children.

 (8) Includes 66,875 shares Dr. Magee has a right to acquire upon exercise of stock options.

 (9) Includes 66,677 shares Mr. Derminio has a right to acquire upon exercise of stock options.

(10) Includes 81,664 shares Mr. Dunaway has a right to acquire upon exercise of stock options.

(11) Includes 64,500 shares Mr. Koeneman has a right to acquire upon exercise of stock options.

(12) Derived from a Schedule 13G dated February 12, 1997 filed by the stockholder pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Schedule 13G states that the securities "are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the 'Advisor Subsidiaries') of Franklin Resources, Inc. ('FRI'). Such advisory contracts grant to such Advisor Subsidiaries all voting and investment power over the securities owned by such advisory clients. Therefore, such Advisory Subsidiaries may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of the securities covered by this statement. Charles B. Johnson and Rupert H. Johnson, Jr. (the 'Principal Shareholders') each own in excess of 10% of the outstanding Common Stock of FRI and are the principal shareholders of FRI. FRI and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of securities held by persons and entities advised by FRI and its subsidiaries. FRI, the Principal Shareholders and each of the Advisor Subsidiaries disclaim any economic interest or beneficial ownership in any of the securities covered by" the Schedule 13G.

(13) Includes 634,071 shares executive officers and directors have a right to acquire upon exercise of stock options.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       Two directors are to be elected at the Annual Meeting to serve as Class III directors until the Annual Meeting of Stockholders to be held in the year 2000 and until their respective successors are elected. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE COMPANY'S NOMINEES, ALLAN M. WEINSTEIN AND ELWOOD D. HOWSE, JR. Each nominee is currently a director of the Company.

       Pursuant to the Company's Certificate of Incorporation, as amended, the Board of Directors is classified into three classes, with each class holding office for a three-year period. To provide for the expiration of the terms of the members of one of the classes of directors each year, the initial term for the Class I Directors was one year, the initial term for the Class II Directors was two years, and the initial term for the Class III Directors was three years. Thereafter, the terms of all directors are three years. The Certificate of Incorporation restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of nine.

       If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

       Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery at 2850 South 36th Street, Phoenix, Arizona or by United States mail, postage prepaid to Secretary, OrthoLogic Corp., 2850 South 36th Street, Phoenix, Arizona 85034, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. However, if the Company were to issue stock having a dividend or liquidation preference over the Company's Common Stock, the nomination and other features of directorships may be affected by the resolutions establishing such preferred stock.

       The names of the nominees for director and of the directors whose terms continue beyond the Annual Meeting, and certain information about them, are set forth below.

         Nominees for Class III Directors Whose Terms Will Expire at the
                     Annual Meeting Held in the Year 2000:

ALLAN M. WEINSTEIN, Ph.D.(1)                                 Director since 1987

Dr. Weinstein, 51, has been the Chairman of the Board and Chief Executive Officer and a Director of the Company since its inception in 1987. He has also been the Company's President from inception until July 1996 and from February 1997 to the present.

ELWOOD D. HOWSE, JR.(1)(3)                                   Director since 1987

Elwood D. Howse, Jr., 57, became a director of the Company in September 1987. He has been a general partner of CH Partners IV, a venture capital fund, and has been a founder and the President of Cable & Howse Ventures, Inc., a venture capital firm ("C&H Ventures"), since 1977. Mr. Howse is a member of the board of Applied Microsystems Corporation, a publicly held electronics testing company.

                         Directors Continuing in Office:

       Class I Director Whose Term Will Expire at the 1998 Annual Meeting:

FREDRIC J. FELDMAN, PH.D.(1)(3)                              Director since 1991

Fredric J. Feldman, Ph.D., 57. Since February 1992, Dr. Feldman has been the President of FJF Associates, a consultant to health care venture capital and emerging companies. From September 1995 to June 1996, he was the Chief Executive Officer of Biex, Inc. a women's healthcare company. He is also a member of the Board of Directors of Oncogenetics, Inc., a cancer genetics reference laboratory, and served as its Chief Executive Officer from 1992 to 1995. Between 1988 and 1992, Dr. Feldman was the President and Chief Executive Officer of Microgenics Corporation, a medical diagnostics company. He is a director of Sangstat Medical Corp., a publicly held biotech transplant drug company.

     Class II Directors Whose Terms Will Expire at the 1999 Annual Meeting:

JOHN M. HOLLIMAN III(2)                                      Director since 1987

John M. Holliman III, 43, has served as a director of the Company since September 1987. Since February 1993, he has been a general partner of an entity which is the general partner of Valley Ventures, L.P. (formerly known as Arizona Growth Partners, L.P.), a venture capital fund. From 1985 to 1993, he was the Managing Director and Senior Managing Director of Valley Ventures' predecessor, Valley National Investors, Inc., a venture capital subsidiary of The Valley National Bank of Arizona. Mr. Holliman is a director of Express America Holdings Corp., a publicly held mutual fund management company, VOXEL, Inc., a publicly held medical imaging company, and Den America Restaurant Company, a publicly held restaurant operating company.

AUGUSTUS A. WHITE III, M.D.(2)                               Director since 1993

Dr. White, 60, became a director of the Company in July 1993. He has been a Professor of Orthopaedic Surgery at Harvard Medical School since 1978. He is also a director of American Shared Hospital Services, a publicly held imaging equipment leasing company. Dr. White serves as chairman of the Company's Scientific and Medical Advisory Board.


(1) Member of the Executive Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee.

Board Meetings and Committees

         The Board of Directors held a total of ten meetings during the fiscal year ended December 31, 1996. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service.

         The Board presently has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee consists of Dr. Feldman, Mr. Howse and Dr. Weinstein and met three times in 1996. The Executive Committee acts on Board matters that arise between meetings of the full Board of Directors.

         The Audit Committee currently consists of Mr. Holliman and Dr. White, and met three times in fiscal 1996. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

         The Compensation Committee currently consists of Mr. Howse and Dr. Feldman, and met twice during 1996. The Compensation Committee reviews salaries and benefit programs designed for senior management, officers and directors, and administers certain grants under the Company's stock option plans with a view to ensure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

         The Company does not have a nominating committee or a committee performing the functions of a nominating committee. Nominations of persons to be directors are considered by the full Board of Directors.

Compensation of Directors

         All non-employee directors are currently paid $1,000 plus reasonable expenses per Board meeting attended. In addition, the Company engaged Dr. White as a consultant beginning on May 1, 1990 for a base fee currently set at $25,000 per annum plus $2,500 per day for each day he performs services for the Company and reimbursement for all reasonable expenses incurred by him when performing services for the Company. During 1996, Dr. White received $25,000 pursuant to this arrangement.

         Except as described in the next sentence, all directors are eligible for the grant of nonqualified stock options pursuant to the Company's stock option plans. Any director of the Company who is a member of the Compensation Committee of the Board of Directors and is not an employee of the Company is eligible for automatic grants of nonqualified options under the Company's 1987 Stock Option Plan. The automatic grant provision results in the grant of options for 36,000 shares per three-year term to eligible directors. Options granted pursuant to the automatic grant provision have a 10-year term and vest at the rate of 3,000 shares at the end of each three-month period following the date of grant, provided that the options vest only while the optionee remains a member of the Board of Directors. For information regarding options granted to employee-director Allan M. Weinstein, see the table captioned "Option/SAR Grants in Last Fiscal Year" below.

         The following table summarizes options granted to non-employee directors during the year ended December 1, 1996 (as adjusted to reflect the Company's 2-for-1 stock split effected in the form of a 100% stock dividend in June 1996):


       Name              Date of Option      Number of Shares    Option Price
       ----              --------------      ----------------    ------------

Fredric J. Feldman          05/03/96              24,000           $17.375

John M. Holliman III        05/03/96              36,000            17.375

Elwood D. Howse, Jr.        05/03/96              36,000            17.375

George A. Oram, Jr.         05/03/96              12,000            17.375
                            07/01/96             175,000            14.50

Augustus A. White III       08/23/96              16,500             8.75


         Mr. Oram's May 1996 option was cancelled upon receipt of the July 1996 grant. The July 1996 grant was in connection with Mr. Oram's employment contract with the Company. The July 1996 options expire three months after Mr. Oram ceased to be an employee of the Company. See "Certain Transactions." The July option had a 10-year term and became exercisable in equal monthly installments over 48 months beginning August 1, 1996. All other options in the above table have a 10-year term and become exercisable as to 3,000 shares at the end of each three-month period following the date of grant while the optionee remains a director of the Company.

Certain Legal Proceedings

         On or  about  July 16,  1996,  Jacob B.  Rapoport  filed a  Shareholder
Derivative Complaint for Breach of Fiduciary Duty and Misappropriation of Confidential Corporation Information in the Superior Court of the State of Arizona, Maricopa County, No. CV 96-12406, naming the directors and certain officers of the Company as defendants and the Company as nominal defendant. On October 29, 1996 the defendants removed the case to the United States District Court for the District of Arizona (Phoenix Division), No. CIV 96-2451 PHX RCB on grounds of diversity pursuant to 28 U.S.C. ss. 1332. The action is based on allegations that the individual defendants breached duties to the Company and/or misappropriated confidential information related to a May 31, 1996 letter received by the Company from the U.S. Food and Drug Administration regarding the Company's OrthoLogic(R) 1000 Bone Growth Stimulator, and the matters set forth therein, and the fact that the Company has been named a defendant in twelve purported shareholder class actions now consolidated in the United States District Court for the District of Arizona, as well as a purported shareholder class action now pending before the Superior Court of Maricopa County, Arizona.

         The Company believes that the allegations in the lawsuits are without merit.

                             EXECUTIVE COMPENSATION

         The following Report of the Compensation Committee of the Company's Board of Directors (the "Committee") and the performance graph included elsewhere in this proxy statement shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

         Report of the Compensation Committee of the Board of Directors

         The Committee recommends the compensation of the Chief Executive Officer to the Board and reviews and approves the design, administration and effectiveness of compensation programs for other key executive officers, including salary, cash bonus levels, other perquisites and certain option grants under the Company's stock option plans (the "Plans").

Compensation Philosophy

         The objectives of the Company's executive compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align the financial interests of executive officers with the performance of the Company, to strengthen the relationship between executive pay and shareholder value, to motivate executive officers to achieve the Company's business objectives and to reward individual performance. During 1996, the Company used base salary, executive officer cash bonuses and stock options to achieve these objectives. In carrying out these objectives, the Committee considers the following:

       (1) The level of compensation paid to executive officers in positions of companies similarly situated in size and products. To ensure that pay is competitive, the Committee, from time to time, compares the Company's executive compensation packages with those offered by other companies in the same or similar industries or with other similar attributes. The Company typically surveys publicly available information regarding companies listed on the Nasdaq National Market which are comparable in size, products or industry with the Company.

       (2) The individual performance of each executive officer. Individual performance includes any specific accomplishments of such executive officer, demonstration of job knowledge and skills and teamwork.

       (3) Corporate performance. Corporate performance is evaluated both subjectively and objectively. Subjectively, the Compensation Committee discusses and makes its own determination of how the Company performed relative to the opportunities and difficulties encountered during the year and relative to the performance of competitors and business conditions. Objectively, corporate performance is measured by predetermined operating and financial standards for purposes of cash bonuses under applicable Management Bonus Plans as described below.

       (4) The responsibility and authority of each position relative to the other positions within the Company.

         The Committee does not quantitatively weigh these factors but considers all factors as a whole, using its discretion, best judgment and the experiences of its members, in establishing executive compensation. The application given each of these factors in establishing the components of executive compensation are as follows:

         Base Salary. In establishing base salaries, the Committee believes that it tends to give greater weight to factors 1, 2 and 4 above. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the market. In conducting annual salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance. The Committee considers the low, midpoint and upper ranges of base salaries publicly disclosed by companies that OrthoLogic believes are comparable to it and generally targets base salary to the mid-point of the ranges.

         Performance Bonuses. In establishing performance bonuses, the Committee believes that it tends to give greater weight to factors 2 and 3 above, and further believes that such performance bonuses are a key link between executive pay and stockholder value. The Company has adopted a Management Bonus Plan which is based upon the financial performance of the Company and other specific company-wide objectives established by the Committee and approved by the full Board of Directors. For 1996, executive bonuses were targeted at between 30% and 45% of the executive officers' base salaries if the goals were achieved, with the more senior executive officers having a higher percentage of total compensation from annual cash bonuses. The measures chosen by the Committee to evaluate the Company's performance may vary from year to year depending on the particular facts and circumstances at the time. For 1996, the Committee determined to measure the Company's performance by net sales, net income and completion of a strategic acquisition.

         Option Grants. In establishing option grants or recommendations to the entire Board, the Committee believes it tends to give greater weight to factors 2 and 4 above. The Committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards a grant under a Plan upon hiring executive officers, subject to a four-year vesting schedule. After the initial stock option grant, the Committee considers additional grants, usually on an annual basis, under the Plan. Options are granted at the current market price for the Company's Common Stock, and, consequently, have value only if the price of the Common Stock increases over the exercise price for the period during which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's performance during the year and his or her expected contributions in the succeeding year. The Committee believes that periodic option grants provide incentives for executive officers to remain with the Company.

         The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to the Company's five highest-paid executive officers. The Compensation Committee has analyzed the impact of this change in the tax law on the compensation policies of the Company, has determined that historically the effect of this provision on the taxes paid by the Company has and would not have been significant, and has decided for the present to not modify the compensation policies of the Company based on such changes in the tax law. In the event that the Committee determines that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.

Chief Executive Officer Compensation

         The Compensation Committee reviews the performance of the Chief Executive Officer, and other executive officers of the Company, at least annually. In January 1996, the Committee conducted an annual review of Dr. Weinstein's compensation. The Committee reviewed salary survey data available for other companies comparable in size, products or industry, and the improvement in the Company's earnings and financial position over the preceding years. Based upon this review, the Committee recommended to the Board, and the Board approved, an increase in Dr. Weinstein's base annual compensation by 10.3% to $203,000. Dr. Weinstein's performance goals for 1996 were the same as those for all other members of management as outlined in the "Performance Bonuses" paragraph above.

         In February 1997, the Committee met to determine bonuses under the 1996 Management Bonus Plan and, in connection with these, reviewed the achievement of performance objectives by management, including Dr. Weinstein. The Committee determined that the net sales and strategic acquisition objectives were met but the net income objective was not. As a result the Committee recommended, and the Board approved, Dr. Weinstein's bonus for 1996 of $64,000.

                       Compensation Committee During 1996:

Fredric J. Feldman         George A. Oram, Jr.              Elwood D. Howse, Jr.
                       (Until his resignation from      (Beginning in July 1996)
                        the Committee in July 1996)

           Compensation Committee Interlocks and Insider Participation

         During 1996, Fredric J. Feldman, George A. Oram, Jr. and Elwood D. Howse, Jr. served on the Compensation Committee of the Board of Directors. Mr. Oram resigned from the Committee before becoming the Company's President from July 1996 until February 1997.

                              Certain Transactions

         On June 13, 1992, the Company loaned  $125,000 to its President,  Allan
M. Weinstein, for personal expenses, primarily his children's college tuition and costs. The loan was non-recourse and secured by a pledge of 38,462 shares of Common Stock of the Company. The note bore interest of 7.04% per year and was repaid in full on its June 13, 1996 due date.

         The Company has entered into indemnity agreements with all of its directors and officers for the indemnification of and advancing of expenses to such persons to the full extent permitted by law. The Company intends to execute such indemnity agreements with its future officers and directors.

         The Company entered into an Employment Agreement in July 1996 with George A. Oram, Jr., a director of the Company, pursuant to which Mr. Oram was to serve as the Company's President and Chief Operating Officer for a base salary of $200,000 per year, options to purchase 175,000 shares of the Company's Common Stock, and a bonus of up to 50% of base salary. Pursuant to the Employment Agreement, the Company loaned Mr. Oram $200,000 on November 15, 1996 to purchase a home upon his relocation to the Company's executive offices in Phoenix. The loan bears interest at 8.25% per year and is due on November 15, 1999. The Company entered into a Severance Agreement with Mr. Oram in February 1997 by which Mr. Oram ceased serving as an officer of the Company. Under the Severance Agreement, Mr. Oram is entitled to six months' base salary, a pro-rated bonus payment based on the Company's 1996 performance, 90 days of medical benefits, up to $10,000 for outplacement services and up to $10,000 in moving expenses in exchange for certain confidentiality, non-compete and release agreements. The amount due under the Company's loan to Mr. Oram was accelerated to the earlier of closing of the sale of Mr. Oram's Phoenix home or demand by the Company made after December 31, 1997. As of March 25, 1997, the full principal was outstanding under the loan. For six months after the severance, Mr. Oram agreed to provide consulting services to the Company at a rate of $2,000 per day. As of March 25, 1997, the Company has not utilized any such consulting services.

         During 1996, the Company utilized the services of C&H Ventures in setting up a cooperative business development agreement with an unrelated entity. Elwood D. Howse, Jr., a member of the Company's Board of Directors, is a founder and the President of C&H Ventures. The amount of fees to be paid by the Company to C&H Ventures remains subject to negotiation and finalization.

                           Summary Compensation Table

         The following table sets forth, with respect to the years ended December 31, 1994, 1995 and 1996, compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at December 31, 1996.

                                                                                                 Long-Term
                                                                                                Compensation
                                                                                              ----------------
                                                        Annual Compensation                        Awards
                                              ----------------------------------------------  ----------------
                                                                                                 Securities
                                                                             Other Annual        Underlying       All Other
                                                                             Compensation       Options/SARs    Compensation
Name and Principal Position         Year      Salary($)       Bonus($)           ($)(1)            (#)(2)          ($)(3)
---------------------------         ----      ---------       --------       ---------------  ----------------  ------------
Allan M. Weinstein...............   1996       203,000         64,000            5,400               ---           11,684
 Chairman of the Board,             1995       184,000         77,280            5,400             140,000         9,499
 President and Chief                1994       175,000         57,400            5,400              40,000         5,994
 Executive Officer

Frank P. Magee...................   1996       174,000         48,000             ---                ---           ---
 Executive Vice President,          1995       158,000         58,065             ---              105,000         ---
 Research and Development           1994       150,000         47,250             ---               30,000         ---

David E. Derminio................   1996       168,000         40,000             ---                ---           399
 Vice President,                    1995       152,000         53,880             ---               70,000         321
 Marketing and Sales                1994       144,000         40,000             ---                ---           246

Allen R. Dunaway.................   1996       116,000         27,600             ---               60,000(4)      ---
 Vice President, Chief              1995       105,000         39,075             ---               40,000         ---
 Financial Officer and              1994       100,000         18,600             ---               15,000         ---
 Secretary

James B. Koeneman................   1996       116,000         27,600             ---                ---           ---
 Vice President,                    1995       105,000         33,075             ---               40,000         ---
 Engineering(5)                     1994        64,583         12,300             ---               32,000         ---

--------------------

(1)    Automobile allowance.
(2)    Consist entirely of stock options.
(3)    Term life and disability insurance payments.
(4) Adjusted to reflect the Company's 2-for-1 stock split effected in the form of a 100% stock dividend on June 25, 1996.
(5)    Commenced employment in 1994.

                    Option/SAR Grants in Last Fiscal Year(1)


         The following table sets forth information about stock option grants during the last fiscal year to the executive officers named in the Summary Compensation Table.

                                                                                                     Potential Realizable Value
                                                                                                       at Assumed Annual Rates
                                                                                                     of Stock Price Appreciation
                                                      Individual Grants                                   for Option Term(2)
                                ----------------------------------------------------------------     ---------------------------

                                  Number of          % of Total
                                  Securities        Option/SARs
                                 Underlying          Granted to      Exercise or
                                Options/SARs        Employees in     Base Price       Expiration
          Name                   Granted (#)        Fiscal Year        ($/Sh)            Date          5%($)           10%($)
-------------------------       -------------      -------------     ----------       ----------     --------        ---------
Allan M. Weinstein                   -0-                ---             ---              ---           ---              ---

Frank P. Magee                       -0-                ---             ---              ---           ---              ---

David E. Derminio                    -0-                ---             ---              ---           ---              ---

Allen R. Dunaway                60,000(3)(4)            7.0%         $16.3125(3)      05/02/2001     270,411          597,537

James B. Koeneman                    -0-                ---             ---              ---           ---              ---

(1)    Consist entirely of stock options.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% or 10% compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock. The potential realizable value of the foregoing options is calculated by assuming that the market price of the underlying security appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(3) Adjusted to reflect the Company's 2-for-1 stock split effected in the form of a 100% stock dividend on June 25, 1996.

(4) Exercisable as to 1,668 shares monthly commencing on May 2, 1996, with the final 1,620 shares exercisable on April 1, 1999.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                        and FY-End Option/SAR Values (1)

         The following table sets forth information with respect to the executive officers named in the Summary Compensation Table concerning option exercises during the last fiscal year and the number and value of options outstanding at the end of the last fiscal year.

                                                                       Number of Securities               Value of Unexercised
                                                                      Underlying Unexercised              In-the-Money Options
                                                                       Options at FY-End (#)                at FY-End  ($)(3)
                                                                   -----------------------------      ----------------------------
                            Shares Acquired    Value Realized
        Name                on Exercise (#)        ($)(2)           Exercisable    Unexercisable      Exercisable    Unexercisable
------------------------    ---------------    ----------------    -------------   -------------      -----------    -------------
Allen M. Weinstein               85,000            1,214,479           67,500          227,500           47,917         269,740

Frank P. Magee                  110,000            1,502,785           49,375          200,625           31,445         292,305

David E. Derminio               221,656            2,508,066           30,011          168,333           30,247         402,495

Allen R. Dunaway                 37,000              538,718           59,177          115,823          143,440          82,435

James B. Koeneman                 -0-                 -0-              57,833           86,167          129,440         132,435

(1) No SARs are outstanding. All figures in this table are adjusted to reflect the Company's 2-for-1 stock split effected in the form of a 100% stock dividend on June 25, 1996.

(2) Calculated based on the closing price as reported on the Nasdaq National Market for the date of exercise, minus the exercise price, multiplied by the number of shares acquired on exercise.

(3) Value is based upon closing bid price of $5.625 as reported on the Nasdaq National Market for December 31, 1996, minus the exercise price, multiplied by the number of shares underlying the option.

                Employment Contracts, Termination of Employment,
                       and Change-in-Control Arrangements

         Effective December 1, 1996, the Company entered into employment agreements with Dr. Weinstein, Dr. Magee, Mr. Dunaway and Mr. Koeneman. The Employment Agreements provide that salaries and bonuses shall be determined annually by the Compensation Committee of the Board of Directors. The term of the Employment Agreements is 13 months, with automatic renewal for additional one-year terms unless earlier terminated. The Company may terminate each employee's employment with cause, in which case the Company shall be obligated to pay such employee's salary through the date of termination. If the Company terminates the employee's employment without cause, unless the termination is in connection with a change in control (as defined in the Employment Agreements), the employee is entitled to 12 months salary. In the event of termination or resignation in connection with a change in control, the employee is entitled to transitional compensation equalling at least 12 months salary in the case of Messrs. Dunaway and Koeneman, at least 18 months salary in the case of Dr. Magee, and at least 24 months salary in the case of Dr. Weinstein.

         An employment agreement with Mr. Derminio provides that he is entitled to a severance payment equal to 12 months' salary upon termination of employment by the Company. The Company is negotiating a new employment agreement with Mr. Derminio similar to the agreements with the officers described in the previous paragraph.

         Under the Company's stock option plans, upon the occurrence of a merger in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company, an acquisition by a third party of 100% of the Company's outstanding equity securities or a similar reorganization of the Company, 75% of all unvested options will vest, with the balance vesting equally over 12 months or according to the individual's vesting schedule, whichever is earlier. Additionally, the Company's 1997 Stock Option Plan provides that, upon a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, outstanding options shall be substituted on an equitable basis for options for appropriate shares of the surviving corporation, or optionees shall receive cash in exchange for cancellation of outstanding options.

         The Compensation Committee of the Board of Directors has approved a 1997 bonus plan for the Company's executive officers which provides for bonuses of up to 50% of base salary, depending on Company and individual performance.

Performance Graph

         Set forth below is a graph comparing the cumulative total shareholder return on the Company's common stock to the cumulative total return of (i) the Standard & Poors Healthcare Medical Products and Supplies Index and (ii) the Russell 2000 Index from the date that the Company's Common Stock was registered under Section 12 of the Securities Exchange Act of 1934 through December 31, 1996. The graph is generated by assuming that $100 was invested on January 28, 1993 (the day on which the Company's Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended) in each of the Company's Common Stock, and the Standard & Poors Healthcare Medical Products and Supplies Index and the Russell 2000 Index, and that all dividends were reinvested.


                           1/28/93   6/30/93  12/31/93  6/30/94  12/31/94  6/30/95  12/31/95  6/30/96  12/31/96
                           -------   -------  --------  -------  --------  -------  --------  -------  --------
OrthoLogic Corp.            $100       $60       $62      $90       $56      $83      $223     $392      $173

S & P Healthcare Medical
  Products & Supplies       $100       $82       $80      $78       $92     $117      $151     $154      $171

Russell 2000                $100      $103      $114     $106      $110     $125      $139     $153      $160


Section 16(a) Beneficial Ownership Reporting Compliance

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to disclose any failure to file by these dates. The Company believes that all of these filing requirements were satisfied during the year ended December 31, 1996, except (i) Allan M. Weinstein amended his Forms 5 for
December 31, 1993, 1994 and 1995 in February 1997 to report one gift to his family trust in each year; (ii) Frank Magee reported on a Form 5 dated April 18, 1997 an exercise of options on January 12, 1996; (iii) David E. Derminio reported on an amended Form 4 dated July 16, 1996 a sale of securities on June 4, 1996; (iv) MaryAnn G. Miller reported on a Form 3 dated October 24, 1996 holdings upon becoming an officer on October 7, 1996; and (v) Augustus A. White reported on a Form 4 dated August 1, 1996 a sale of securities on February 2, 1996. In making these disclosures, the Company has relied solely on written representations of those persons it knows to be subject to the reporting requirements and copies of the reports that they have filed with the SEC.

             INFORMATION RELATING TO BOTH PROPOSAL 2 AND PROPOSAL 3

         The Company's existing stock option plan (the "1987 Plan") was initially adopted by the Board of Directors and stockholders in 1987. Proposal 2 relates to an amendment to increase the number of shares available for grant under the 1987 Plan so that there are sufficient shares to issue upon exercise of outstanding options granted under the 1987 Plan. The 1987 Plan expires by its terms in October 1997. Therefore, Proposal 3 relates to the adoption of a new stock option plan (the "1997 Plan").

         Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. The Company believes that equity-based incentive programs help insure a tight link between the interests of its stockholders and employees, and enhance the Company's ability to continue recruiting and retaining top talent. The Board believes that stockholders should adopt Proposals 2 and 3 to help achieve these objectives.

Common Features of Plans

         Both the 1987 Plan and the 1997 Plan provide for the grant of options which qualify as "incentive stock options" (sometimes referred to herein as "ISOs") under Section 422 of the Internal Revenue Code (the "Code") and nonstatutory stock options which do not specifically qualify for favorable income tax treatment under the Code (sometimes referred to herein as "NSOs"). Both Plans are administered by the Board of Directors or by a committee of directors appointed by the Board and constituted so as to permit the Plans to comply with the provisions of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934. The administering body is referred to herein as the "Committee."

         Pricing and Payment of Options. The per share exercise price of each stock option granted under the Plans is established by the Committee at the time of grant. In the case of an ISO, the per share exercise price may be no less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an optionee who owns, directly or indirectly, 10% or more of the outstanding voting power of all classes of stock of the Company). The per share exercise price of an NSO may be any amount determined in good faith by the Committee. With respect to ISOs, the aggregate fair market value of the Common Stock for which one or more options granted to an optionee may become exercisable during any one calendar year may not exceed $100,000. The fair market value of the Common Stock equals the closing price on the date in question as reported on the Nasdaq National Market.

         Under the Plans, the purchase price of an option is payable upon exercise: (i) in cash; (ii) by check; (iii) to the extent permitted by the particular option grant, by transferring to the Company shares of Common Stock of the Company at their fair market value as of the option exercise date (provided that the optionee held the shares of stock for at least six months); or (iv) if permitted by the Company, through a sale and remittance procedure by which an optionee delivers concurrent written instructions to a brokerage firm to sell immediately the purchased Common Stock and remit to the Company sufficient funds to pay for the options exercised and by which the certificates for the purchased Common Stock are delivered directly to the brokerage firm. The Company may also extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the purchase of shares pursuant to the exercise of options, on such terms as may be approved by the Board of Directors or the Committee, subject to applicable regulations of the Federal Reserve board and any other applicable laws or regulations in effect at the time such credit is extended.

         The Committee may require, as a condition to exercise of an option, that the optionee pay to the Company the entire amount of taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Board of Directors may determine.

         Subject to certain limitations, the Committee may modify, extend or renew outstanding options. The Committee may not reduce the exercise price of outstanding options or accept the surrender of outstanding options and grant new options in substitution. Each option may have additional terms and conditions consistent with the Plans as determined by the Committee.

         Exercise. The Committee has the authority to determine the vesting and exercise provisions of all grants under the Plans. In general under the Plans, no option shall be exercisable during the lifetime of an optionee by any person other than the optionee, or a guardian or legal representative.

         Accelerating Events. Unless otherwise provided in the grant letter, 75% of each optionee's unvested options under both the 1987 and 1997 Plans will become immediately exercisable in full upon the acquisition by a third party of 100% of the Company's outstanding equity securities, a merger in which the Company is not the surviving corporation, a sale of all or substantially all of the Company's assets, or a similar reorganization of the Company. (If the optionee loses his position with the Company as a result of or subsequent to such an event, 100% of the optionee's unvested options will immediately become exercisable.) The unvested balance will vest in 12 equal monthly installments following the event or according to the optionee's individual vesting schedule, whichever is earlier.

Certain Federal Income Tax Consequences

         The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1987 and 1997 Plans. The following discussion does not address state, local or foreign tax consequences.

         An optionee will not recognize taxable income upon the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the share received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an ISO.

         If shares acquired upon exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the optionee and (ii) the Company will not be allowed a deduction in connection with such ISO or the Common Stock acquired pursuant to the exercise of the ISO. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of an optionee to utilize a long-term capital loss will depend upon the statutory limitations on capital loss deductions not discussed herein.

         A "disqualifying disposition" will generally result if Common Stock acquired upon the exercise of an ISO is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition, the optionee will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. Any amount realized on the sale in excess of the fair market value of the date of exercise will be treated as a capital gain. If the amount realized on the sale is less than the exercise price, the optionee will recognize no ordinary income, and the loss will be reportable as a capital loss. The Company will be allowed a tax deduction in the year of any disqualifying disposition equal to the amount of ordinary income recognized by the optionee.

         In general, an optionee to whom an NSO is granted will recognize no taxable income at the time of the grant. Upon exercise of an NSO, the optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the NSO, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the optionee in the year the optionee recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

Valuation

         As of March 26, 1997, the closing sale price for the Company's Common Stock, as reported on the Nasdaq National Market, was $5.00 per share.

                     PROPOSAL 2: APPROVAL OF AN AMENDMENT TO
                    1987 STOCK OPTION PLAN INCREASING SHARES
                      AVAILABLE FOR GRANT BY 160,000 SHARES

         The summary of the 1987 Plan included in this Proxy Statement does not purport to be complete and is qualified in its entirety by the specific language of the 1987 Plan. Copies of the 1987 Plan are available to any stockholder upon request addressed to Investor Relations, OrthoLogic Corp., 2850 South 36th Street, Phoenix, Arizona 85034.

         The 1987 Plan was adopted by the Board of Directors and approved by the stockholders in October 1987 and was subsequently amended to increase the number of shares reserved for issuance thereunder (including an increase of 600,000 shares in 1996). Prior to the adoption of the amendment discussed below, a total of 4,000,000 shares of Common Stock (adjusted for the Company's 2-for-1 stock split effected in the form of a 100% stock dividend in June 1996) had been reserved for issuance under the 1987 Plan. In September 1996, the Board of Directors amended the 1987 Plan, subject to stockholder approval, to increase the shares reserved for issuance from 4,000,000 shares to 4,160,000 shares. As of March 26, 1997, 6,718 shares of Common Stock (assuming approval of this Proposal 2) were available for future option grants under the 1987 Plan.

Summary of 1987 Plan

         Purpose. The purpose of the 1987 Plan is to attract and retain the best available employees, consultants and directors for positions of substantial responsibility with Company or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company, to provide additional incentive to such persons, and to promote the success of the Company's business.

         Share Reserve. Assuming approval of this Proposal 2, a total of 4,160,000 shares of the Company's Common Stock have been reserved for issuance under the 1987 Plan, subject to adjustments in certain circumstances, including stock dividends, stock splits, reverse stock splits, reorganizations and recapitalizations. If any outstanding option grant under the 1987 Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option grant shall again be available for options under the 1987 Plan as if no options had been granted with respect to such shares. As of March 26, 1997, 1,599,338 shares had been issued upon exercise of stock options, and a total of 2,553,944 shares were subject to outstanding options under the 1987 Plan. This proposal seeks stockholder approval to increase the number of shares that may be issued under the 1987 Plan by 160,000 shares.

         Eligibility. Any employee or director of the Company or any parent, subsidiary or affiliate is eligible to receive options under the 1987 Plan, provided that incentive stock options may only be granted to employees of the Company or any parent or subsidiary of the Company. Nonstatutory options may be granted to other persons who are not officers, directors or employees, but whose participation is deemed to be in the Company's best interest. As of March 26, 1997, approximately 497 employees (including seven executive officers) and five non-employee directors were eligible to participate in the 1987 Plan.

         Any director of the Company who is a member of the Compensation Committee of the Board of Directors and is not an employee of the Company is eligible only for automatic grants of nonqualified options under the 1987 Plan. The automatic grant provision results in the grant of options for 36,000 shares per three-year term to eligible directors. Options granted pursuant to the automatic grant provision have a 10-year term and vest at the rate of 3,000 shares at the end of each three-month period following the date of grant, provided that the options vest only while the optionee remains a member of the Board of Directors.

         Limitation on Awards. Stock options granted under the 1987 Plan may have a maximum term of 10 years (eleven years in the case of an NSO, and five years in the case of an ISO granted to a holder of more than 10% of the Company's stock). Options are not transferable except upon death, and can be exercised only while an optionee is providing services for the Company or any parent, subsidiary or affiliate, except that an option may be exercised within certain periods of time after termination of employment other than for cause and in the event of retirement, death or permanent disability.

         Termination or Amendment of the 1987 Plan. The 1987 Plan provides that the Board may at any time terminate or amend the 1987 Plan without stockholder approval except where doing so would result in noncompliance with Rule 16b-3, the Code, or other applicable laws or regulations. Unless sooner terminated by the Board, the 1987 Plan will expire in October 1997.

Option Grants

         The Company granted to its Vice President of Human  Resources,  MaryAnn
G. Miller, an option to purchase 30,000 shares of the Company's Common Stock at $7.75 per share, becoming exercisable as to 7,500 shares on each anniversary of the October 7, 1996 grant date and expiring on October 6, 2006. This option grant is contingent upon stockholder approval of this Proposal 2 because it represents grants in excess of the current 1987 Plan limitation of 4,000,000 shares. Accordingly, Ms. Miller has a substantial interest in the passage of Proposal 2.

         As of March 26, 1997, Allan M. Weinstein, Frank P. Magee, David E. Derminio, Allen R. Dunaway and James B. Koeneman have been granted options for an aggregate of 550,000 shares, 620,000 shares, 420,000 shares, 212,000 shares and 144,000 shares under the 1987 Plan, respectively; all current executive officers as a group (seven persons) have been granted options for 2,176,000 shares under the 1987 Plan; all current directors (who are not executive officers) as a group (five persons) have been issued options for 591,500 shares under the 1987 Plan; and all employees as a group (not including executive officers) have been issued options for 1,385,782 shares under the 1987 Plan.

         As of the date of this proxy statement, there has been no determination by the Committee with respect to future awards under the 1987 Plan. The table of option grants under "Executive Compensation - Option/SAR Grants in Last Fiscal Year" provides information with respect to the grant of options under the 1987 Plan during the last fiscal year to the executive officers named in the Summary Compensation Table. For information regarding the options granted to the non-executive officer directors during the past fiscal year, see "Proposal 1:
Election of Directors - Compensation of Directors"

Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT UNDER THE 1987 PLAN BY 160,000 SHARES.

                    PROPOSAL 3: RATIFICATION OF THE COMPANY'S
                             1997 STOCK OPTION PLAN

         The complete text of the 1997 Plan is set forth as Exhibit A to this Proxy Statement. The summary of the material features of the 1997 Plan in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

Summary of 1997 Plan

         The 1997 Plan was adopted by the Board of Directors on March 26, 1997. A total of 1,040,000 shares of Common Stock has been reserved for issuance under the 1997 Plan.

         Purposes. The purposes of the 1997 Plan are to attract and retain the best available employees and directors of the Company or any parent or subsidiary or affiliate of the Company which now exist or hereafter is organized or acquired by or acquires the Company, as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success of the business of the Company.

         Share Reserve. The aggregate number of shares which may be issued pursuant to the exercise of options granted under the 1997 Plan is 1,040,000 shares of the Company's Common Stock, subject to adjustments in certain circumstances, including reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like. As of March 26, 1997, a total of 120,000 shares were subject to outstanding options under the 1997 Plan, and no shares had been issued upon exercise of the options under the 1997 Plan. If any outstanding option grant under the 1997 Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option grant shall again be available for options under the 1997 Plan as if no options had been granted with respect to those shares.

         Eligibility. Any employee of the Company or any of its subsidiaries is eligible to receive options under the 1997 Plan. Nonemployee directors are eligible to receive only NSOs under the 1997 Plan while employee directors are eligible for both ISOs and NSOs. As of March 26, 1997, approximately 497 employees (including seven executive officers) and five non-employee directors were eligible to participate in the 1997 Plan.

         In addition, any other individual whose participation the Committee determines is in the best interests of the Company is eligible to receive only NSOs under the 1997 Plan. The Committee has complete discretion to determine which eligible individuals are to receive option grants. In general, the only consideration received by the Company for the grant of an award will be past services or the expectation of future services, or both. The 1997 Plan does not confer on any optionee in the 1997 Plan any right with respect to continued employment or other services to the Company and will not interfere in any manner with the right of the Company to terminate an optionee's employment or other services.

         Limitations on Awards. No grants are required to be made during any calendar year. In any calendar year, no individual may receive grants of options covering more than 200,000 shares. No ISO may be exercised more than ten years from the date of grant (five years in the case of a grant to an optionee owning more than 10% or more of the total combined voting power of all classes of stock to the Company or any ISO Group member), three months after the date the optionee ceases to perform services for the Company or any ISO Group member (for reasons other than death, disability or cause), one year after the date the optionee ceases to perform services for the Company or any other ISO Group member if cessation is due to death or disability, or the date the optionee ceases to perform services for the Company or any ISO Group member if cessation is for cause. No NSO may be exercised more than ten years from the date of grant, two years after the date the optionee ceases to perform services for the Company or any Affiliated Group member (for reasons other than death, disability, retirement or cause), three years after the date the optionee ceases to perform services for the Company or any Affiliated Group member if cessation is due to death, disability or retirement, or the date the optionee ceases to perform services for the Company or any Affiliated Group member if cessation is for cause.

         Merger, Consolidation or Reorganization. In the event of a merger consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Board of Directors, the Committee (subject to approval of the Board) or the board of directors of any corporation assuming the obligations of the Company shall either

(a) protect each outstanding and unexercised option by the substitution on an equitable basis of appropriate shares of the surviving corporation or (b) cancel each such option and make a cash payment to the optionee.

         Termination or Amendment of the 1997 Plan. The Board of Directors may amend or modify the 1997 Plan at any time; provided, that shareholder approval shall be obtained for any action for which shareholders approval is required in order to comply with Rule 16b-3, the Code, or other applicable laws or regulatory requirements within such time periods prescribed. The 1997 Plan will terminate on March 25, 2007, unless sooner terminated by the Board of Directors.

Option Grants

         The Company granted to both Allan M. Weinstein and Frank P. Magee a ten-year option to purchase 50,000 shares of the Company's Common Stock at $5.00 per share, becoming exercisable in equal monthly installments over the two years beginning on the March 26, 1997 grant date. These option grants are contingent upon stockholder approval of this Proposal 3. Accordingly, Dr. Weinstein and Dr. Magee have a substantial interest in the passage of Proposal 3. No other executive officers or directors have been granted options under the 1997 Plan. All employees as a group (not including executive officers) have been issued options for 20,000 shares under the 1997 Plan.

         As of the date of this proxy statement, there has been no determination by the Committee with respect to future awards under the 1997 Plan.

Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL APPROVING THE 1997 PLAN.


                                   PROPOSAL 4

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1997 and recommends that stockholders vote FOR ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection.

         Deloitte & Touche LLP audited the Company's financial statements annually since 1987. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting for the fiscal year ending December 31, 1997 must be received by the Company no later than December 24, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


April 21, 1997                                            THE BOARD OF DIRECTORS

                                    EXHIBIT A

                                ORTHOLOGIC CORP.
                             1997 STOCK OPTION PLAN


1.     Purpose

         The purposes of the 1997 Stock Option Plan ("Plan") of OrthoLogic Corp., a Delaware corporation, are to attract and retain the best available employees and directors of OrthoLogic Corp. or any parent or subsidiary or affiliate of OrthoLogic Corp. which now exists or hereafter is organized or acquired by or acquires OrthoLogic Corp. (collectively or individually as the context requires the "Company") as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success of the business of the Company. This Plan is intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended or any successor rule ("Rule 16b-3"), and the Plan shall be construed, interpreted and administered to comply with Rule 16b-3.

2.     Definitions

       a. "Affiliate" means any corporation, partnership, joint venture or other entity, domestic or foreign, in which the Company, either directly or through another affiliate or affiliates, has a 50% or more ownership interest.

       b. "Affiliated Group" means the group consisting of the Company and any entity that is an "affiliate," a "parent" or a "subsidiary" of the Company.

       c.       "Board" means the Board of Directors of the Company.

       d. "Committee" means the Compensation or Stock Option Committee of the Board (as designated by the Board), if such a committee has been appointed.

       e. "Code" means the United States Internal Revenue Code of 1986, as amended.

       f. "Incentive Stock Options" means options intended to qualify as incentive stock options under Section 422 of the Code, or any successor provision.

       g. "ISO Group" means the group consisting of the Company and any corporation that is a "parent" or a "subsidiary" of the Company.

       h. "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Affiliated Group Member.

       i. "Nonqualified Stock Options" means options that are not intended to qualify for favorable income tax treatment under Sections 421 through 424 of the Code.

       j. "Parent" means a corporation that is a "parent" of the Company within the meaning of Code Section 424(e).

       k. "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended.

       l. "Subsidiary" means a corporation that is a "subsidiary" of the Company within the meaning of Code Section 424(f).

3.     Incentive and Nonqualified Stock Options

       Two  types  of  options   (referred  to  herein  as  "options,"   without
distinction between such two types) may be granted under the Plan: Incentive Stock Options and Nonqualified Stock Options.

4.     Eligibility and Administration

       a. Eligibility. The following individuals shall be eligible to receive grants pursuant to the Plan as follows:

                (i) Any employee (including any officer or director who is an employee) of the Company or any ISO Group member shall be eligible to receive either Incentive Stock Options or Nonqualified Stock Options under the Plan. An employee may receive more than one option under the Plan.

                (ii) Any director of the Company or consultant to the Company who is not an employee of the Company or any of its subsidiaries shall be eligible to receive Nonqualified Stock Options under the Plan.

                (iii) Any other individual whose participation the Board or the Committee determines is in the best interests of the Company shall be eligible to receive Nonqualified Stock Options.

       b. Administration. The Plan may be administered by the Board or by a Committee appointed by the Board which is constituted so to permit the Plan to comply under Rule 16b-3 and 162(m) of the Code. The Company shall indemnify and hold harmless each director and Committee member for any action or determination made in good faith with respect to the Plan or any option. Determinations by the Committee or the Board shall be final and conclusive upon all parties.

5.     Shares Subject to Options

         The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued or reacquired voting common stock. The aggregate number of shares that may be issued pursuant to exercise of options granted under the Plan shall be 1,040,000 shares; provided, however, that, in any one calendar year, no individual may receive grants of options covering more than 200,000 shares. If any outstanding option grant under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option grant shall again be available for options under the Plan as if no options had been granted with respect to such shares.

6.     Terms and Condition of Options

         Option grants under the Plan shall be evidenced by agreements in such form and containing such provisions as are consistent with the Plan as the Board or the Committee shall from time to time approve. Each agreement shall specify whether the option(s) granted thereby are Incentive Stock Options or
Nonqualified Stock Options. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

       a. Shares Granted. Each option grant agreement shall specify the number of Incentive Stock Options and/or Nonqualified Stock Options being granted; one option shall be deemed granted for each share of stock. In addition, each option grant agreement shall specify the exercisability and/or vesting schedule of such options, if any.

       b. Purchase Price. The purchase price for a share subject to (i) a Nonqualified Stock Option may be any amount determined in good faith by the Committee, and (ii) an Incentive Stock Option shall not be less than 100% of the fair market value of the share on the date the option is granted, provided, however, the option price of an Incentive Stock Option shall not be less than 110% of the fair market value of such share on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 424(d) or any successor rule of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member. For purposes of the Plan, "fair market value" at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or Nasdaq National Market on such date, or if no sale of such stock shall have been made on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange or the Nasdaq National Market, the last trade price per share for such stock in the over-the-counter market as quoted on Nasdaq or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Board or the Committee.

       c. Termination. Unless otherwise provided herein or in a specific option grant agreement which may provide for accelerated vesting and/or longer or shorter periods of exercisability, no option shall be exercisable after the expiration of the earliest of

                (i)      in the case of an Incentive Stock Option:

                         (1) 10 years  from the date the option is  granted,  or
                five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member,

                         (2) three months after the date the optionee  ceases to
                perform services for the Company or any ISO Group member, if such cessation is for any reason other than death, disability (within the meaning of Code Section 22(e)(3)), or cause,

                         (3) one year  after  the date the  optionee  ceases  to
                perform services for the Company or any ISO Group member, if such cessation is by reason of death or disability (within the meaning of Code Section 22(e)(3)), or

                         (4) the date the  optionee  ceases to perform  services
                for the Company or any ISO Group member, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

                (ii)     in the case of a Nonqualified Stock Option;

                         (1) 10 years from the date the option is granted,

                         (2) two  years  after the date the  optionee  ceases to
                perform services for the Company or any Affiliated Group member, if such cessation is for any reason other than death, permanent disability, retirement or cause,

                         (3) three years after the date the  optionee  ceases to
                perform services for the Company or any Affiliated Group member, if such cessation is by reason of death, permanent disability or retirement, or

                         (4) the date the  optionee  ceases to perform  services
                for the Company or any Affiliated Group member, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

provided, that, unless otherwise provided in a specific option grant agreement, an option shall only be exercisable for the periods above following the date an optionee ceases to perform services to the extent the option was exercisable on the date of such cessation.

       d. Method of Payment. The purchase price for any share purchased pursuant to the exercise of an option granted under the Plan shall be paid in full upon exercise of the option by any of the following methods, (i) by cash,
(ii) by check, or (iii) to the extent permitted under the particular grant agreement, by transferring to the Company shares of stock of the Company at their fair market value as of the date of exercise of the option as determined in accordance with paragraph 6(b), provided that the optionee held the shares of stock for at least six months. Notwithstanding the foregoing, the Company may arrange for or cooperate in permitting broker-assisted cashless exercise procedures. The Company may also extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee's purchase of shares pursuant to the exercise of options, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

       e. Exercise. Except for options which have been transferred pursuant to paragraph 6(f), no option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his or her guardian or legal representative. The Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise; provided, however, no options may be exercised prior to the later of the expiration of six months from the date of grant thereof or stockholder approval, unless otherwise provided by the Board or Committee. To the extent that an optionee has the right to exercise one or more options and purchase shares pursuant thereto, the option(s) may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. Any certificate for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to the disposition of the balance of the shares covered thereby.

       f. Nontransferability. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, provided that the Committee in its discretion may grant options that are transferable, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members; the Committee may also amend outstanding options to provide for such transferability.

       g. ISO $100,000 Limit. If required by applicable tax rules regarding a particular grant, to the extent that the aggregate fair market value (determined as of the date an Incentive Stock Option is granted) of the shares with respect to which an Incentive Stock Option grant under this Plan (when aggregated, if appropriate, with shares subject to other Incentive Stock Option grants made before said grant under this Plan or another plan maintained by the Company or any ISO Group member) is exercisable for the first time by an optionee during any calendar year exceeds $100,000 (or such other limit as is prescribed by the Code), such option grant shall be treated as a grant of Nonqualified Stock Options pursuant to Code Section 422(d).

       h. Investment Representation. Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee by accepting an option grant represents and agrees, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option grant will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of any option grant, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

       i. Rights of Optionee. An optionee or transferee holding an option grant shall have no rights as a stockholder of the Company with respect to any shares covered by any option grant until the date one or more of the options granted thereunder have been properly exercised and the purchase price for such shares has been paid in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in paragraph 6(k). Nothing in the Plan or in any option grant agreement shall confer upon any optionee any right to continue performing services for the Company or any Affiliated Group member, or interfere in any way with any right of the Company or any Affiliated Group member to terminate the optionee's services at any time.

       j. Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of an option. The value of any fractional share subject to an option grant shall be paid in cash in connection with an exercise that results in all full shares subject to the grant having been exercised.

       k. Reorganizations, Etc. Subject to paragraph 9 hereof, if the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, stock splits, reverse stock splits, stock dividends, spin-offs, other distributions of assets to stockholders, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

       l. Option Modification. Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option (either directly or through modification of the Plan) shall, without the consent of the optionee, alter or impair any rights of the optionee under the option. Notwithstanding anything herein to the contrary, the Board or Committee may not reprice outstanding options nor may the Board or the Committee accept the surrender of outstanding options in conjunction with a grant of new options in substitution therefor at an exercise price lower than the price of the options surrendered, and this sentence may not be amended without consent of the Board and ratification by the Company's stockholders.

       m. Grants to Foreign Optionees. The Board or the Committee in order to fulfill the Plan purposes and without amending the Plan may modify grants to optionees who are foreign nationals or performing services for the Company or an Affiliated Group member outside the United States to recognize differences in local law, tax policy or custom.

       n. Other Terms. Each option grant agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, such as without limitation discretionary performance standards, tax withholding provisions, or other forfeiture provisions regarding competition and confidential information.

7.     Termination or Amendment of the Plan

       The Board may at any time terminate or amend the Plan; provided, that stockholder approval shall be obtained of any action for which stockholder approval is required in order to comply with Rule 16b-3, the Code or other applicable laws or regulatory requirements within such time periods prescribed.

8.     Stockholder Approval and Term of the Plan

       The Plan shall be effective as of March 26, 1997, the date as of which it was adopted by the Board, subject to ratification by the stockholders of the Company within (each of) the time period(s) prescribed under Rule 16b-3, the Code, and any other applicable laws or regulatory requirements, and shall continue thereafter until terminated by the Board. Unless sooner terminated by the Board, in its sole discretion, the Plan will expire on March 25, 2007, solely with respect to the granting of Incentive Stock Options or such later date as may be permitted by the Code for Incentive Stock Options, provided that options outstanding upon termination or expiration of the Plan shall remain in effect until they have been exercised or have expired or been forfeited.

9.      Merger, Consolidation or Reorganization

         In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Board, the Committee (subject to the approval of the Board) or the board of directors of any corporation assuming the obligations of the Company hereunder shall take action regarding each outstanding and unexercised option pursuant to either clause (a) or (b) below:

       a. Appropriate provision may be made for the protection of such option by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate fair market value (as defined in paragraph 6(b)) of the shares subject to such option immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to option immediately after such substitution over the exercise price thereof; or

       b. Appropriate provision may be made for the cancellation of such option. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the optionee an amount of cash (less normal withholding taxes) equal to the excess of the highest fair market value (as defined in paragraph 6(b)) per share of the Common Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the option exercise price, multiplied by the number of shares subject to such options (whether or not then exercisable).

10.    Dissolution or Liquidation

         Anything contained herein to the contrary notwithstanding, on the effective date of any dissolution or liquidation of the Company, the holder of each then outstanding option (whether or not then exercisable) shall receive the cash amount described in paragraph 9(b) hereof and such option shall be cancelled.

11.    Acceleration of Exercisability and Vesting Under Certain Circumstances

         Notwithstanding any provision in the Plan to the contrary, unless the particular letter of grant provides otherwise, 75% of the unvested options held by each optionee shall automatically become exercisable and vested upon the occurrence, before the expiration or termination of such option, of the acquisition by a third party of 100% of the Company's outstanding equity securities, a merger in which the Company is not the surviving corporation, a sale of all or substantially all of the Company's assets, or a similar reorganization of the Company (collectively, "Accelerating Events"). The balance of each optionee's unvested options will vest and become exercisable in 12 equal monthly installments following the occurrence of any Accelerating Event, or according to the optionee's individual vesting schedule as applicable without regard to this Section 11, whichever is earlier. If an optionee loses his position with the Company as a result of or subsequent to the occurrence of an Accelerating Event, 100% of the unexpired and unvested options granted pursuant to this Plan held by such optionee shall automatically become vested upon such loss of position.

12.    Withholding Taxes

       a. General Rule. Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an option. The Company may require, as a condition to the exercise of an option or the issuance of a stock certificate, that the optionee concurrently pay to the Company (either in cash or, at the request of optionee but in the discretion of the Board or the Committee and subject to such rules and regulations as the Board or the Committee may adopt from time to time, in shares of Common Stock of the Company) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Board in its discretion may determine.

       b. Withholding from Shares to be Issued. In lieu of part or all of any such payment, the optionee may elect, subject to such rules and regulations as the Board or the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a fair market value (as defined in paragraph 6(b)) equal to the amount which the Company is required to withhold.

       c. Special Rule for Insiders. Any such request or election (to satisfy a withholding obligation using shares) by an individual who is subject to the provisions of Section 16 shall be made in accordance with the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

                                ORTHOLOGIC CORP.

                                    P R O X Y

                       1997 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Allan M. Weinstein and Allen R. Dunaway, and each or either of them, as Proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of OrthoLogic Corp. to be held on May 16, 1997, or any adjournment thereof, hereby revoking any proxy previously given.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

                     (Continued and to be dated and signed on the reverse side.)



                                             ORTHOLOGIC CORP.
                                             P.O. BOX 11365
                                             NEW YORK, N.Y. 10203-0365

         |---------------------|
         |                     |
         |                     |
         |---------------------|


1.    ELECTION OF CLASS III DIRECTORS             FOR all nominees listed below (except          WITHHOLD AUTHORITY to vote
      for terms expiring in the year 2000         as marked to the contrary below)        [ ]    for all nominees listed below   [ ]


Nominees:  Allan M. Weinstein, Ph.D. and Elwood D. Howse, Jr.
(INSTRUCTIONS:  To withhold  authority to vote for any individual  nominee,  mark the "For" box and write that nominee's name on the exceptions line below.)
*EXCEPTIONS_________________________________________________________________________________________________________________________

2.    PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1987          3.       PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 1997
      STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF                    STOCK OPTION PLAN.
      COMMON STOCK AVAILABLE FOR GRANT UNDER THE PLAN BY
      160,000 SHARES.
                                                                               FOR    [ ]       AGAINST     [ ]     ABSTAIN      [ ]
      FOR [ ]     AGAINST     [ ]   ABSTAIN [ ]
                                                                      5.       In their  discretion,  the Proxies are  authorized to
4.    PROPOSAL TO RATIFY AND APPROVE THE APPOINTMENT OF                        vote upon such other  business as may  properly  come
      DELOITTE & TOUCHE LLP.                                                   before the meeting or any adjournment thereof; all as
                                                                               set out in the Notice and Proxy Statement relating to
      FOR [ ]     AGAINST     [ ]   ABSTAIN [ ]                                the meeting, receipt of which is hereby acknowledged.


                                                                                                Change of Address and
                                                                                                or Comments Mark Here      [ ]


                                                                                          Please sign exactly as name appears to the
                                                                                          left.  When  shares  are held by more than
                                                                                          one owner,  all should sign.  When signing
                                                                                          as  attorney,   executor,   administrator,
                                                                                          trustee  or  guardian,  please  give  full
                                                                                          title as such.  If a  corporation,  please
                                                                                          sign in full  corporate  name by President
                                                                                          or authorized  officer.  If a partnership,
                                                                                          please   sign  in   partnership   name  by
                                                                                          authorized person.

                                                                                          Dated:                              , 1997
                                                                                                ------------------------------

                                                                                          ------------------------------------------
                                                                                                         Signature

                                                                                          ------------------------------------------
                                                                                                         Signature


                                                                                          Votes must be indicated
(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)       (x) in Black or Blue Ink.          [ ]

                     OrthoLogic Corp. 1987 Stock Option Plan
                                   As Amended


1.    Purpose
      -------

      The purpose of the OrthoLogic Corp Stock Option Plan (the "Plan") is to attract and retain the best available employees, consultants and directors for positions of substantial responsibility, to provide additional incentive to such employees, consultants and directors of OrthoLogic Corp, a Delaware corporation (the "Company") or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company, and to promote the success of the business of the Company.

2.    Incentive and Nonqualified Stock Options
      ----------------------------------------

      Two types of options (referred to herein as "Options," without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options ("incentive stock options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("nonqualified stock options").

3.    Eligibility and Administration
      -------------------------------

      (a) Any employee (including any officer or director who is an employee) of the Company or any of its subsidiaries shall be eligible to receive incentive stock options under the Plan. An employee may receive more than one type of option under the Plan.

      (b) Any director of the Company or consultant to the Company who is not an employee of the Company or any of its subsidiaries or a member of the Compensation Committee of the Board of Directors of the Company shall be eligible to receive nonqualified stock options under the Plan. Any director of the Company who is a member of the Compensation Committee of the Board of Directors and is not an employee of the Company (a "Compensation Committee Member") shall be eligible to receive options only as set forth in Section 9.

      (c) The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board of Directors. No director or committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4.    Shares Subject to Options
      -------------------------

      The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued, or reacquired Common Stock. The aggregate number of shares which may be issued pursuant to exercise of incentive stock options and nonqualified stock options granted under the Plan shall be 4,160,000 shares. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no options had been granted with respect to such shares.

5.    Terms and Conditions of Options
      -------------------------------

      Options granted under the Plan shall be evidenced by agreements ("Letter of Grant") in such form and containing such provisions which are consistent with the Plan as the Board or committee shall from time to time approve. Each Letter of Grant shall specify whether the option granted thereby is an incentive stock option or a nonqualified stock option. Such Letters of Grant may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

      (a) Each Letter of Grant shall specify the number of incentive stock options and/or nonqualified stock option shares subject to the option.

      (b) The purchase price for the shares subject to (i) a nonqualified option may be any amount determined in good faith by the Board or committee and (ii) an incentive option shall not be less than 100% of the fair market value of the stock on the date the option is granted, provided, however, the option price on an incentive stock option shall not be less than 110% of the fair market value of such stock on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation. For purposes of the Plan, "fair market value" at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or the National Market System of NASDAQ on such date, or if no sale of such stock shall have been made on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange or the National Market System of NASDAQ, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Board or the committee.

      (c) The purchase price for any share purchased pursuant to an option previously granted or to be granted under the Plan shall be paid in full upon exercise of the option by any of the following methods: (i) by cash, (ii) by check, or (iii) unless provided otherwise in the particular grant agreement, by transferring to the Company shares of stock of the Company at their fair market value as of the date of exercise of the option as determined in accordance with paragraph 5(b). The Company may arrange for or cooperate in permitting cashless exercise procedures and may extend and maintain, or arrange for the extension or maintenance of, credit to an optionee to finance the optionee's purchase of shares pursuant to the exercise of options, on such terms as may be approved by the Board or the committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

      (d) No option shall be exercisable after the expiration of the earliest of
(i) in the case of an incentive stock option, ten years from the date the option is granted or, five years from the date the option is granted in the case of an incentive stock option granted to an individual owning (after the application of the family and other attribution rules of Section 425(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation,
(ii) in the case of a nonqualified option, eleven years from the date the option is granted, (iii) in the case of an incentive stock option, three months after the date the optionee's employment with the Company and its subsidiaries terminates, if such termination is for any reason other than permanent disability, death or cause, (iv) the date the optionee's employment with the Company and its subsidiaries terminates, if termination is for cause, as determined by the Board or committee in its sole discretion, or (v) one year after the date the optionee's employment or directorship with the Company and its subsidiaries terminates if such termination is the result of death or permanent disability; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. Options to directors or consultants who are not employees may be exercised within such time period as the Board or committee determines after the person ceases to be a director or consultant. The term "permanent disability" shall mean a disability of the type defined in Section 105(d)(4) of the Code.

      (e) No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his guardian or legal representative. The Board or committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise which conditions shall be set forth specifically in each individual Letter of Grant. To the extent that an optionee has the right to exercise an option and purchase shares pursuant to the Letter of Grant, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares.

      (f) No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

      (g) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and any subsidiary corporation) shall not exceed $100,000.

      (h) Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee shall by accepting an option represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. If the shares of stock under the Plan have not been registered with the Securities and Exchange Commission as described above, the optionee, at the time of exercise shall represent that he is qualified to exercise an option as required by the securities laws. If an optionee is not qualified to purchase securities, the Company shall not be required to issue shares to such an optionee. Upon such exercise of any portion of an option, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

      (i) An optionee or transferee of an option shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in paragraph 5(k). Nothing in the Plan or in any Letter of Grant shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

      (j) The Company shall not be required to issue fractional shares upon the exercise of an option.

      (k) If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

      (l) Subject to the terms and conditions and within the limitations of the Plan, the Board or committee may modify, extend or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitutions therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option. Notwithstanding anything herein to the contrary, the Board or committee may not reprice outstanding options nor may the Board or the committee accept the surrender of outstanding options in conjunction with a grant of new options in substitution therefor at an exercise price lower than the price of the options surrendered, and this sentence may not be amended without consent of the Board and ratification by the Company's stockholders.

      (m) Each option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or committee, such as without limitation discretionary performance standards, mandatory purchase of shares on the open market on a pro rata basis or tax withholding provisions.

6.    Termination or Amendment of the Plan
      ------------------------------------

      The Board or committee may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company there shall be, except by operation of the provisions of paragraph 5(k), no increase in the total number of shares covered by the Plan, and no change in the class of persons eligible to receive options under the Plan; and provided further that, without the consent of the optionee, no amendment or termination may adversely affect any outstanding option or any unexercised portion thereof.

7.    Shareholder Approval and Term of the Plan
      -----------------------------------------

      The Plan shall be effective as of October 1987, subject to ratification by the shareholders of the Company. Unless sooner terminated by the Board, in its sole discretion, the Plan will expire in October 1997.

8.    Acceleration of Exercisability and Vesting Under Certain Circumstances.
      -----------------------------------------------------------------------

      Notwithstanding any provision in the Plan to the contrary, unless the particular letter of grant provides otherwise, 75% of the unvested options held by each optionee shall automatically become exercisable and vested upon the occurrence, before the expiration or termination of such option, of the acquisition by a third party of 100% of the Company's outstanding equity securities, a merger in which the Company is not the surviving corporation, a sale of all or substantially all of the Company's assets, or a similar reorganization of the Company (collectively, "Accelerating Events"). The balance of each optionee's unvested options will vest and become exercisable in 12 equal monthly installments following the occurrence of any Accelerating Event, or according to the optionee's individual vesting schedule as applicable without regard to this Section 8, whichever is earlier. If an optionee loses his position with the Company as a result of or subsequent to the occurrence of an Accelerating Event, 100% of the unexpired and unvested options granted pursuant to this Plan (other than options granted pursuant to Section 9 of this Plan) held by such optionee shall automatically become vested upon such loss of position. This Section 8 shall apply to options granted before and after the effective date of this Section 8.

9.    Automatic Grants to Certain Directors.
      --------------------------------------

      (a) Effective May 21, 1993, each Compensation Committee Member shall automatically be granted options to acquire 36,000 shares of the Company's Common Stock.

      (b) Effective upon the date of the Annual Meeting of the Company's stockholders held in 1996, (i) each Compensation Committee Member elected on that date for a three-year term as a member of the Company's Board of Directors shall automatically be granted options to acquire 36,000 shares of the Company's Common Stock; (ii) each Compensation Committee Member then serving as a member of the class of directors whose terms expire at the 1997 Annual Meeting of Stockholders shall automatically be granted options to acquire 12,000 shares of the Company's Common Stock; and (iii) each Compensation Committee Member then serving as a member of the class of directors whose terms expire at the 1998 Annual Meeting of Stockholders shall automatically be granted options to acquire 24,000 shares of the Company's Common Stock.

      (c) Thereafter, each Compensation Committee Member shall automatically be granted options for 36,000 shares of the Company's Common Stock on each date upon which such person is elected to a three-year term as a member of the Company's Board of Directors.

     (d) Any person who becomes a Compensation Committee Member on the date of such person's election to the Board of Directors shall, effective upon the initial date of such person's membership on the Board of Directors and the Compensation Committee thereof, automatically be granted options for a number of shares determined by multiplying 1,500 by the number of calendar quarters remaining prior to the scheduled expiration of the term of such person as a member of the Company's Board of Directors.

     (e) Options granted pursuant to this Section 9 shall have a ten-year term and shall vest at the rate of 3,000 shares at the end of each three-month period following the effective date of grant, provided that options can vest only while the optionee remains a member of the Company's Board of Directors. The exercise price of options granted pursuant to this Section 9 shall be the fair market value of the Company's Common Stock on the date of grant.

     (f) This Section 9 shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder.
                                      - 6 -